SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C. 20549





                               FORM 8-K




                           Current Report
                     Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



                     Date of Report:  May 27, 1998
                   (Date of Earliest Event Reported)





                              HUMANA INC.
	(Exact name of Registrant as specified in its Charter)







Delaware		  1-5975			  61-0647538
(State of		(Commission			(I.R.S. Employer
Incorporation)		File Number)			Tax Identification
No.)



                        500 West Main Street
                       Louisville, KY 40202
               (Address of principal executive offices)



                         (502) 580-1000
        (Registrant's telephone number, including area code)

Item 5.	Other Events

On May 28, 1998,  Humana Inc. (the
"Company" or ?Registrant") issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

Exhibit 99.     Copy of the Company's Press Release dated May 28, 1998.


	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.



_________________________________
By:	Arthur P. Hipwell
Senior Vice President
 and General Counsel


Dated: May 28, 1998

Exhibit Index

Exhibit 99.	Copy of the Company's Press Release dated May 28, 1998.